UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 17, 2019
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.
On September 17, 2019, Jones Lang LaSalle Income Property Trust, Inc. (the "Company") held its annual meeting of stockholders at 333 West Wacker Drive, Chicago, IL 60606 (the “Annual Meeting”). Stockholders representing 80,376,581 shares, or 53.2.%, of the outstanding shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of July 11, 2019 (the “Record Date”) were present in person or were represented at the meeting by proxy.
The purpose of this meeting was to consider and vote upon the following three proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their successors are elected and qualify;

2.
To consider and vote upon a proposal to amend our Second Articles of Amendment and Restatement to provide for the automatic conversion of certain classes of shares of common stock sold in a public offering that are subject to on-going dealer manager fees to a class of shares of common stock with no on-going dealer manager fees when the underwriting compensation threshold for such public offering is met; and

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Each of the nominees received a majority of the votes cast for such nominee. The stockholders voted in favor of the amendment to the Second Articles of Amendment and Restatement and ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld	Broker Non Votes	Total
Proposal 1: Election of Directors
Lynn C. Thurber	79,191,117	1,185,464	0	80,376,581
Virginia G. Breen	79,142,672	1,233,909	0	80,376,581
Jonathan B. Bulkeley	79,042,853	1,333,728	0	80,376,581
R. Martel Day	79,109,350	1,267,231	0	80,376,581
Jacques N. Gordon	79,132,837	1,243,744	0	80,376,581
Jason B. Kern	79,143,026	1,233,555	0	80,376,581
William E. Sullivan	79,202,667	1,173,914	0	80,376,581

	Votes For	Votes Against	Abstentions	Total
Proposal 2: Amendment of Second Articles of Amendment and Restatement	76,842,260	694,504	2,839,817	80,376,581

	Votes For	Votes Against	Abstentions	Total
Proposal 3: Ratification of KPMG LLP Appointment	78,209,602	552,587	1,614,392	80,376,581

A “broker non vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer

Date: September 17, 2019